Exhibit 3

CUSIP No. 404280 AP4

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

BY ITS ACQUISITION OF THE DEBT SECURITIES REPRESENTED BY THIS GLOBAL SECURITY, EACH HOLDER AND BENEFICIAL OWNER OF THE DEBT SECURITIES ACKNOWLEDGES, AGREES TO BE BOUND BY AND CONSENTS TO THE EXERCISE OF ANY UK BAIL-IN POWER (AS DEFINED HEREIN) BY THE RELEVANT UK RESOLUTION AUTHORITY (AS DEFINED HEREIN) THAT MAY RESULT IN (I) THE REDUCTION OR CANCELLATION OF ALL, OR A PORTION, OF THE PRINCIPAL AMOUNT OF, OR INTEREST ON, THE DEBT SECURITIES AND/OR (II) THE CONVERSION OF ALL, OR A PORTION, OF THE PRINCIPAL AMOUNT OF, OR INTEREST ON, THE DEBT SECURITIES INTO SHARES OR OTHER SECURITIES OR OTHER OBLIGATIONS OF THE ISSUER OR ANOTHER PERSON, INCLUDING BY MEANS OF AN AMENDMENT OR MODIFICATION TO THE TERMS OF THE INDENTURE OR OF THE NOTES TO GIVE EFFECT TO THE EXERCISE BY THE RELEVANT UK RESOLUTION AUTHORITY OF SUCH UK BAIL-IN POWER, AND THE RIGHTS OF HOLDERS ARE SUBJECT TO THE PROVISIONS OF ANY UK BAIL-IN POWER WHICH ARE EXPRESSED TO IMPLEMENT SUCH A REDUCTION, CANCELLATION OR CONVERSION.

GLOBAL SECURITY

HSBC Holdings plc

US$500,000,000

4.250% SUBORDINATED NOTES DUE 2024

This is a Global Security in respect of a duly authorized issue by HSBC Holdings plc (the “Issuer,” which term includes any successor Person under the Indenture hereinafter referred to) of debt securities, designated as specified in the title hereof, in the aggregate face amount of US$500,000,000 (the “Debt Securities”).

The Issuer, for value received, hereby promises to pay CEDE & CO., or registered assigns on March 14, 2024 or on such earlier date as this Global Security may be redeemed (“Maturity”), the principal amount hereof and will pay interest on the said principal amount from March 12, 2014 (the “Issue Date”) or the most recent Interest Payment Date on which interest has been paid or duly provided for, semi-annually in arrears on March 14 and September 14 in each year (each such date, an “Interest Payment Date”), commencing September 14, 2014. Interest on this Global Security shall accrue at a rate of 4.250% per annum, until the principal amount hereof is paid or made available for payment.

Interest in respect of this Global Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name this Global Security (or one or more Predecessor Global Securities) is registered at the close of business on the Regular Record Date for such interest.

Payment of interest, if any, in respect of this Global Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Register, or by wire transfer or transfer by any other means to an account designated in writing by such Person to the Paying Agent at least 15 days prior to such payment date.

Any interest in respect of this Global Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holders thereof on the relevant Regular Record Date by virtue of their having been such Holders; and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in Clause (1) or (2) below:

(1) The Issuer may elect to make payment of such Defaulted Interest to the Persons in whose names this Global Security (or its respective Predecessor Global Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the manner provided for in the Indenture.

(2) The Issuer may make payment of any Defaulted Interest on this Global Security in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Global Security may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

All payments are subject in all cases to any applicable fiscal or other laws, regulations and directives in any jurisdiction, but without prejudice to the “Additional Amounts” provisions below. For the purposes of the preceding sentence, the phrase “fiscal or other laws, regulations and directives” shall include any obligation of the Issuer to withhold or deduct from a payment pursuant to an agreement described in Section 1471(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise imposed pursuant to Sections 1471 through 1474 of the Code, any regulations thereunder or official interpretations thereof or any law implementing an intergovernmental approach thereto (collectively, “FATCA”).

With respect to the Debt Securities of any series, all amounts of principal of (and premium, if any, on) and interest on any such Debt Securities will be paid by the Issuer, without deduction or withholding for, or on account of, any and all present and future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or any taxing authority thereof or therein having the power to tax (the “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If deduction or withholding of any such taxes, levies, imposts, duties, charges, fees, deductions or withholdings shall at any time be required by the Taxing Jurisdiction, the Issuer will pay such additional amounts of, or in respect of, the principal amount of (and premium, if any, on) and interest on such Debt Securities (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holders of such Debt Securities, after such deduction or withholding, shall equal the respective amounts of principal, premium and interest, which would have been payable in respect of such Debt Securities had no such deduction or withholding been required, provided that the foregoing will not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which would not have been payable or due but for the fact that (i) the Holder or the owner of a beneficial interest in the Debt Security is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or physically present in, the Taxing Jurisdiction or otherwise has some connection or former connection with the Taxing Jurisdiction other than the holding or ownership of a Debt Security, or the collection of any payment of (or in respect of) principal of (premium, if any, on) and interest or the enforcement of, any Debt Security, (ii) the relevant Debt Security or Coupon or other means of payment of interest in respect of Debt Securities is presented for payment in the United Kingdom or (iii) the relevant Debt Security or Coupon or other means of payment of interest in respect of Debt Securities is presented for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30 day period (iv) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed on any interest to an individual and is required to be made pursuant to any European Union directive on the taxation of savings income relating to the proposal for a directive on the taxation of savings income published by the ECOFIN Council on December 13, 2001 or otherwise implementing the conclusions of the ECOFIN Council meeting of November 26-27, 2000, or any law implementing or complying with, or introduced in order to conform to, such a directive; (v) presentation for payment of the relevant Debt Securities was made to a paying agent who was required to make (or pass through) such deduction or withholding and presentation for payment could have been made to a paying agent who was not required to make (or pass through) such deduction or withholding; (vi) there was a failure to comply by the Holder or the beneficial owner of the Debt Securities or the beneficial owner of any payment on such Debt Securities with a request of the Issuer addressed to the Holder or the beneficial owner, including a request of the Issuer related to a claim for relief under any applicable double tax treaty (a) to provide information concerning the nationality, residence, identity or connection with a Taxing Jurisdiction of the Holder or the beneficial owner or (b) to make any declaration or other similar claim to satisfy any information or reporting requirement, if the information or declaration is required or imposed by a statute, treaty, regulation, ruling or administrative practice of the Taxing Jurisdiction as a precondition to exemption from withholding or deduction of all or part of the tax, duty, assessment or other governmental charge; (vii) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed in respect of any estate, inheritance, gift, sale, transfer, personal property, wealth or similar tax, duty, assessment or other governmental charge; or (viii) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed in respect of any combination of the above items. For the avoidance of doubt, all payments in respect of the Debt Securities will be made subject to any withholding or deduction required pursuant to FATCA, and the Issuer shall not be required to pay any Additional Amounts on account of any such deduction or withholding required pursuant to FATCA.

Whenever in this Global Security there is mentioned, in any context, the payment of any principal of (and premium, if any, on) or interest on any Debt Security, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

Upon any exchange of a part of this Global Security for definitive Debt Securities, the portion of the principal amount hereof so exchanged shall be endorsed by the Registrar on Schedule A hereto. The principal amount hereof shall be reduced for all purposes by the amount so exchanged.

Reference is hereby made to the further provisions of this Global Security set forth on the reverse hereof, which further provisions shall for the purposes hereof have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or an authenticating agent by manual signature, this Global Security shall be not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

HSBC Holdings plc,
as Issuer

By

Dated:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities of a series issued under the within-mentioned Indenture.

The Bank of New York Mellon,
as Trustee

By
Authorized Signatory

Dated:

REVERSE OF GLOBAL SECURITY

US$500,000,000

4.250% SUBORDINATED NOTES DUE 2024

This Global Security is one of a duly authorized issue of Debt Securities issued and to be issued in one or more series under and governed by an Indenture dated as of March 12, 2014, by and among the Issuer, The Bank of New York Mellon, as trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and HSBC Bank USA, National Association, as Registrar, Paying Agent and Exchange Rate Agent (the “Agent,” which term includes any successor Registrar, Paying Agent or Exchange Rate Agent) (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated as of March 12, 2014, by and among the Issuer, the Trustee and the Agent (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Holders and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.

The rights of Holders of the Debt Securities will, in the event of the winding up of the Issuer, to the extent more fully set out in the Indenture, be subordinated and subject in right of payment to the prior payment in full of all claims of creditors of the Issuer except creditors in respect of any liability of the Issuer however arising for the payment of money, the right to payment of which by the Issuer by the terms thereof is, or is expressed to be, subordinated in the event of a winding up of the Issuer to the claims of all or any of the creditors of the Issuer, and creditors in respect of debt securities with no maturity issued pursuant to a separate indenture between the Issuer and a trustee.

Under the terms of the Indenture, the Debt Securities of any series may be redeemed, in whole but not in part, at the Issuer’s option, at a redemption price equal to 100% of the principal amount, together with accrued but unpaid interest, if any, in respect of such Debt Securities to (but excluding) the date fixed for redemption, on not less than 30 nor more than 60 days’ notice, if, at any time, the Issuer shall determine either that (i) a Tax Event has occurred; provided, however, that no notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obliged to pay Additional Amounts were a payment in respect of such Debt Securities then due; or (ii) a Capital Disqualification Event has occurred. Notwithstanding anything to the contrary in the Indenture or the Debt Securities, (a) the Issuer may only redeem or purchase the Debt Securities prior to Maturity if the Issuer has obtained the Relevant Supervisory Consent and (b) prior to the fifth anniversary of the Issue Date, if the Relevant Rules so oblige, the Issuer may only redeem or purchase the Debt Securities in the case of a Special Event if the Issuer has demonstrated to the satisfaction of the Lead Regulator applicable to the Issuer that the Special Event was not reasonably foreseeable at the Issue Date.

A “Capital Disqualification Event” shall be deemed to have occurred if the Issuer determines, in good faith and after consultation with the Lead Regulator applicable to the Issuer, at any time after the Issue Date, that by reason of the non-compliance with the applicable criteria for Tier 2 capital (as defined in the Capital Instruments Regulations), the Debt Securities are excluded fully from the Issuer’s Tier 2 capital (excluding for these purposes any non-recognition due to any applicable limitations on the amount of such capital of the Issuer).

“Capital Instruments Regulations” means any regulatory capital rules, regulations or standards which are in the future applicable to the Issuer (on a solo or consolidated basis and including any implementation thereof or supplement thereto by the UK Prudential Regulation Authority or any successor institution (the “PRA”) from time to time) and which lay down the requirements to be fulfilled by financial instruments for inclusion in our regulatory capital (on a solo or consolidated basis) as required by (i) the CRR and/or (ii) the CRD, including (for the avoidance of doubt) any regulatory technical standards issued by the European Banking Authority.

“CRD” means directive 2013/36/EU of the European Parliament and of the Council of June 26, 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 2002/87/EC and repealing Directives 2006/48/EC and 2006/49/EC, and any successor directive.

“CRD IV” means, taken together, (i) the CRR, (ii) the CRD and (iii) the Capital Instruments Regulations.

“CRR” means regulation (EU) No 575/2013 of the European Parliament and of the Council of June 26, 2013 on prudential requirements for credit institutions and investment firms, and any successor regulation.

“Lead Regulator applicable to the Issuer” means the PRA or any successor entity primarily responsible for the prudential supervision of the Issuer.

“Relevant Rules” means the capital requirement rules from time to time as applied by the Lead Regulator applicable to the Company and as amended from time to time, including by virtue of the implementation of CRD IV and/or the RRD.

“Relevant Supervisory Consent” means as (and to the extent) required, a consent or waiver to, or, following the giving of any required notice, the receipt of no objection to, the relevant redemption or purchase from the Lead Regulator applicable to the Issuer.

“RRD” means the legislative proposal, as published on June 6, 2012 by the European Commission, for a directive providing for the establishment of an EU-wide framework for the recovery and resolution of credit institutions and investment firms, known as the Recovery and Resolution Directive, which has been subsequently subject to amendment, including as revised on December 18, 2013, but has not yet been adopted.

A “Special Event” means either a Capital Disqualification Event or a Tax Event.

A “Tax Event” shall be deemed to have occurred with respect to the Debt Securities if the Issuer has or will or would, but for redemption, become obliged to pay Additional Amounts as a result of any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority thereof or therein having power to tax (including any treaty to which the United Kingdom is a party), or any change in the application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after March 5, 2014.

If an Event of Default with respect to the Debt Securities of this series shall occur and be continuing, the principal of all of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture provides that in certain circumstances such declaration and its consequences may be rescinded and annulled by the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of such series. If a Default with respect to Debt Securities of this series occurs and is continuing, the Trustee may pursue certain remedies as set forth in the Indenture. The Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of this series may waive any past event of default or any past default under the Indenture or the Debt Securities of this series except a default in the payment of principal of or any installment of interest on any of the Debt Securities of such series or in respect to a covenant or provision which under the Indenture cannot be modified or amended without the consent of the Holder of this Debt Security, and any such consent or waiver shall bind every future Holder of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security or such other Debt Securities.

The Indenture contains provisions permitting the Issuer and the Trustee (i) without the consent of the Holders of any Debt Securities issued under the Indenture to execute one or more supplemental indentures for certain enumerated purposes, such as to cure any ambiguity or to secure the Debt Securities, and (ii) with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of each series of Debt Securities affected thereby, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Holders under the Indenture; provided that, with respect to certain enumerated provisions, no such supplemental indenture may be entered into without the consent of the Holder of each Outstanding Debt Security affected thereby. The Indenture also permits the Holders of at least a majority in aggregate principal amount of the Outstanding Debt Securities of each series to be affected, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Issuer with certain restrictive provisions of the Indenture. Any such consent or waiver by the Holder of this Global Security shall bind every future Holder of this Global Security and of any Global Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Security or such other Global Securities.

Subject to the terms of the Indenture, the Depositary may surrender this Global Security or any portion hereof in exchange, in whole or in part, for definitive Debt Securities, of this series in registered form and the Registrar, acting on behalf of the Issuer, shall authenticate and deliver in exchange for this Global Security or the portions thereof to be exchanged, an equal aggregate face amount of definitive Debt Securities (duly countersigned) in the numbers and in the names advised by the Depositary.

By its acquisition of the Debt Securities, each Holder and beneficial owner of the Debt Securities: (i) acknowledges and agrees that the exercise of the UK Bail-in Power by the relevant UK resolution authority with respect to the Debt Securities shall not give rise to a Default or Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”); (ii) to the extent permitted by the Trust Indenture Act, waives any and all claims against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee will not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the UK Bail-in Power by the relevant UK resolution authority with respect to the Debt Securities; (iii) acknowledges and agrees that, upon the exercise of any UK Bail-in Power by the relevant UK resolution authority, (a) the Trustee shall not be required to take any further directions from Holders under Section 5.12 of the Base Indenture and (b) none of the Base Indenture or the Supplemental Indenture shall impose any duties upon the Trustee whatsoever with respect to the exercise of any UK Bail-in Power by the relevant UK resolution authority; (iv) shall be deemed to have authorized, directed and requested The Depository Trust Company (“DTC”) and any direct participant in DTC or other intermediary through which it holds such Debt Securities to take any and all necessary action, if required, to implement the exercise of any UK Bail-in Power with respect to the Debt Securities as it may be imposed, without any further action or direction on the part of such Holder or beneficial owner of the Debt Securities; and (v) no repayment of the principal amount of the Debt Securities or payment of interest on the Debt Securities will become due and payable after the exercise of any UK Bail-in Power by the relevant UK resolution authority unless, at the time that such repayment or payment, respectively, is scheduled to become due, such repayment or payment would be permitted to be made by the Issuer under the laws and regulations of the United Kingdom and the European Union applicable to the Issuer. Notwithstanding Clause (iii), if, following the completion of the exercise of the UK Bail-in Power by the relevant UK resolution authority, the Debt Securities remain outstanding (for example, if the exercise of the UK Bail-in Power results in only a partial write down of the principal of the Debt Securities), then the Trustee’s duties under the Indenture shall remain applicable with respect to the Debt Securities following such completion to the extent the Issuer and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Indenture; provided, however, that notwithstanding the exercise of the UK Bail-in Power by the relevant UK authority, there shall at all times be a trustee hereunder pursuant to, and in accordance with, Section 6.09 of the Indenture and the resignation and/or removal of the Trustee and the appointment of a successor trustee shall continue to be governed by Sections 6.10 and 6.11 of the Indenture, respectively, including to the extent no supplemental indenture or amendment to this Supplemental Indenture is agreed upon.

In addition to the right to enter into supplemental indentures pursuant to Sections 9.01 and 9.02 of the Base Indenture, the Issuer and the Trustee may enter into one or more indentures supplemental to the Indenture to modify and amend the terms of the Indenture or the Debt Securities, without the further consent of any Holders, to the extent necessary to give effect to the exercise by the relevant UK resolution authority of the UK Bail-in Power.

EACH HOLDER OR BENEFICIAL OWNER OF THE DEBT SECURITIES THAT ACQUIRES ITS DEBT SECURITIES IN THE SECONDARY MARKET SHALL BE DEEMED TO ACKNOWLEDGE AND AGREE TO BE BOUND BY AND CONSENT TO THE SAME PROVISIONS SPECIFIED IN THE INDENTURE TO THE SAME EXTENT AS THE HOLDERS AND BENEFICIAL OWNERS OF THE DEBT SECURITIES THAT ACQUIRE THE DEBT SECURITIES UPON THEIR INITIAL ISSUANCE, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO THE ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND BY AND CONSENT TO THE TERMS OF THE DEBT SECURITIES RELATED TO THE UK BAIL-IN POWER.

Upon the exercise of the UK Bail-in Power by the relevant UK resolution authority with respect to the Debt Securities, the Issuer shall provide a written notice to DTC as soon as practicable regarding such exercise of the UK Bail-in Power for purposes of notifying Holders of such occurrence. The Issuer shall also deliver a copy of such notice to the Trustee for information purposes.

Upon the exercise of any UK Bail-in Power by the relevant UK resolution authority that results in the reduction or cancellation of all, or a portion, of the principal amount of this Global Security and/or the conversion of all, or a portion, of the principal amount of this Global Security into shares or other securities or other obligations of the Company or another person, the portion of the principal amount hereof so reduced, cancelled and/or converted shall be endorsed by the Registrar on Schedule B hereto. The principal amount hereof shall be reduced for all purposes by the amount so reduced, cancelled and/or converted.

“UK Bail-in Power” means any statutory write-down and/or conversion power existing from time to time under any laws, regulations, rules or requirements relating to the resolution of credit institutions, investment firms and their parent undertakings incorporated in the United Kingdom in effect and applicable in the United Kingdom to the Issuer or its subsidiary undertakings including but not limited to the UK Banking Act 2009, as the same may be amended from time to time (whether pursuant to the UK Financial Services (Banking Reform) Act or otherwise), and any laws, regulations, rules or requirements which are implemented, adopted or enacted within the context of a European Union directive or regulation of the European Parliament and of the Council establishing a framework for the recovery and resolution of credit institutions, investment firms and their parent undertakings, pursuant to which obligations of a credit institution, investment firm, its parent undertaking or any of its affiliates can be cancelled and/or converted into shares or other securities or obligations of the obligor or any other person.

“relevant UK resolution authority” means any authority with the ability to exercise a UK Bail-in Power.

The Indenture and the Debt Securities may be amended and modified as provided in the Indenture.

All terms used in this Global Security and not otherwise defined shall have the meanings ascribed to them in the Indenture.

The Indenture and the Debt Securities and the rights and duties of the Trustee and the Agent shall be governed by and construed in accordance with the law of the State of New York, except that matters relating to (i) the subordination provisions contained in Article Twelve of the Indenture and in the Debt Securities (and the corresponding provisions in the Debt Securities), (ii) Section 5.01 of the Supplemental Indenture (and the corresponding provisions in the Debt Securities) and (iii) the authorization and execution by the Issuer of the Indenture and the Debt Securities shall be governed by, and construed in accordance with, the laws of England and Wales.

SCHEDULE A

EXCHANGES FOR DEFINITIVE DEBT SECURITIES

The following exchanges of parts of this Global Security for Definitive Debt Securities have been made:

Date Made	Principal amount exchanged for Definitive Debt Securities	Remaining principal amount following such exchange

SCHEDULE B

REDUCTION, CANCELLATION OR CONVERSION OF DEBT SECURITIES UPON THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY

Date made	Principal amount reduced, cancelled and/or converted	Remaining principal amount following reduction, cancellation and/or conversion

CUSIP No. 404280 AQ2

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

BY ITS ACQUISITION OF THE DEBT SECURITIES REPRESENTED BY THIS GLOBAL SECURITY, EACH HOLDER AND BENEFICIAL OWNER OF THE DEBT SECURITIES ACKNOWLEDGES, AGREES TO BE BOUND BY AND CONSENTS TO THE EXERCISE OF ANY UK BAIL-IN POWER (AS DEFINED HEREIN) BY THE RELEVANT UK RESOLUTION AUTHORITY (AS DEFINED HEREIN) THAT MAY RESULT IN (I) THE REDUCTION OR CANCELLATION OF ALL, OR A PORTION, OF THE PRINCIPAL AMOUNT OF, OR INTEREST ON, THE DEBT SECURITIES AND/OR (II) THE CONVERSION OF ALL, OR A PORTION, OF THE PRINCIPAL AMOUNT OF, OR INTEREST ON, THE DEBT SECURITIES INTO SHARES OR OTHER SECURITIES OR OTHER OBLIGATIONS OF THE ISSUER OR ANOTHER PERSON, INCLUDING BY MEANS OF AN AMENDMENT OR MODIFICATION TO THE TERMS OF THE INDENTURE OR OF THE NOTES TO GIVE EFFECT TO THE EXERCISE BY THE RELEVANT UK RESOLUTION AUTHORITY OF SUCH UK BAIL-IN POWER, AND THE RIGHTS OF HOLDERS ARE SUBJECT TO THE PROVISIONS OF ANY UK BAIL-IN POWER WHICH ARE EXPRESSED TO IMPLEMENT SUCH A REDUCTION, CANCELLATION OR CONVERSION.

GLOBAL SECURITY

HSBC Holdings plc

US$500,000,000

5.250% SUBORDINATED NOTES DUE 2044

This is a Global Security in respect of a duly authorized issue by HSBC Holdings plc (the “Issuer,” which term includes any successor Person under the Indenture hereinafter referred to) of debt securities, designated as specified in the title hereof, in the aggregate face amount of US$500,000,000 (the “Debt Securities”).

The Issuer, for value received, hereby promises to pay CEDE & CO., or registered assigns on March 14, 2044 or on such earlier date as this Global Security may be redeemed (“Maturity”), the principal amount hereof and will pay interest on the said principal amount from March 12, 2014 (the “Issue Date”) or the most recent Interest Payment Date on which interest has been paid or duly provided for, semi-annually in arrears on March 14 and September 14 in each year (each such date, an “Interest Payment Date”), commencing September 14, 2014. Interest on this Global Security shall accrue at a rate of 5.250% per annum, until the principal amount hereof is paid or made available for payment.

Interest in respect of this Global Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name this Global Security (or one or more Predecessor Global Securities) is registered at the close of business on the Regular Record Date for such interest.

Payment of interest, if any, in respect of this Global Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Register, or by wire transfer or transfer by any other means to an account designated in writing by such Person to the Paying Agent at least 15 days prior to such payment date.

Any interest in respect of this Global Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holders thereof on the relevant Regular Record Date by virtue of their having been such Holders; and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in Clause (1) or (2) below:

(1) The Issuer may elect to make payment of such Defaulted Interest to the Persons in whose names this Global Security (or its respective Predecessor Global Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the manner provided for in the Indenture.

(2) The Issuer may make payment of any Defaulted Interest on this Global Security in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Global Security may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

All payments are subject in all cases to any applicable fiscal or other laws, regulations and directives in any jurisdiction, but without prejudice to the “Additional Amounts” provisions below. For the purposes of the preceding sentence, the phrase “fiscal or other laws, regulations and directives” shall include any obligation of the Issuer to withhold or deduct from a payment pursuant to an agreement described in Section 1471(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise imposed pursuant to Sections 1471 through 1474 of the Code, any regulations thereunder or official interpretations thereof or any law implementing an intergovernmental approach thereto (collectively, “FATCA”).

With respect to the Debt Securities of any series, all amounts of principal of (and premium, if any, on) and interest on any such Debt Securities will be paid by the Issuer, without deduction or withholding for, or on account of, any and all present and future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or any taxing authority thereof or therein having the power to tax (the “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If deduction or withholding of any such taxes, levies, imposts, duties, charges, fees, deductions or withholdings shall at any time be required by the Taxing Jurisdiction, the Issuer will pay such additional amounts of, or in respect of, the principal amount of (and premium, if any, on) and interest on such Debt Securities (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holders of such Debt Securities, after such deduction or withholding, shall equal the respective amounts of principal, premium and interest, which would have been payable in respect of such Debt Securities had no such deduction or withholding been required, provided that the foregoing will not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which would not have been payable or due but for the fact that (i) the Holder or the owner of a beneficial interest in the Debt Security is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or physically present in, the Taxing Jurisdiction or otherwise has some connection or former connection with the Taxing Jurisdiction other than the holding or ownership of a Debt Security, or the collection of any payment of (or in respect of) principal of (premium, if any, on) and interest or the enforcement of, any Debt Security, (ii) the relevant Debt Security or Coupon or other means of payment of interest in respect of Debt Securities is presented for payment in the United Kingdom or (iii) the relevant Debt Security or Coupon or other means of payment of interest in respect of Debt Securities is presented for payment more than 30 days after the date payment became due or was

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provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30 day period (iv) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed on any interest to an individual and is required to be made pursuant to any European Union directive on the taxation of savings income relating to the proposal for a directive on the taxation of savings income published by the ECOFIN Council on December 13, 2001 or otherwise implementing the conclusions of the ECOFIN Council meeting of November 26-27, 2000, or any law implementing or complying with, or introduced in order to conform to, such a directive; (v) presentation for payment of the relevant Debt Securities was made to a paying agent who was required to make (or pass through) such deduction or withholding and presentation for payment could have been made to a paying agent who was not required to make (or pass through) such deduction or withholding; (vi) there was a failure to comply by the Holder or the beneficial owner of the Debt Securities or the beneficial owner of any payment on such Debt Securities with a request of the Issuer addressed to the Holder or the beneficial owner, including a request of the Issuer related to a claim for relief under any applicable double tax treaty (a) to provide information concerning the nationality, residence, identity or connection with a Taxing Jurisdiction of the Holder or the beneficial owner or (b) to make any declaration or other similar claim to satisfy any information or reporting requirement, if the information or declaration is required or imposed by a statute, treaty, regulation, ruling or administrative practice of the Taxing Jurisdiction as a precondition to exemption from withholding or deduction of all or part of the tax, duty, assessment or other governmental charge; (vii) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed in respect of any estate, inheritance, gift, sale, transfer, personal property, wealth or similar tax, duty, assessment or other governmental charge; or (viii) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed in respect of any combination of the above items. For the avoidance of doubt, all payments in respect of the Debt Securities will be made subject to any withholding or deduction required pursuant to FATCA, and the Issuer shall not be required to pay any Additional Amounts on account of any such deduction or withholding required pursuant to FATCA.

Whenever in this Global Security there is mentioned, in any context, the payment of any principal of (and premium, if any, on) or interest on any Debt Security, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

Upon any exchange of a part of this Global Security for definitive Debt Securities, the portion of the principal amount hereof so exchanged shall be endorsed by the Registrar on Schedule A hereto. The principal amount hereof shall be reduced for all purposes by the amount so exchanged.

Reference is hereby made to the further provisions of this Global Security set forth on the reverse hereof, which further provisions shall for the purposes hereof have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or an authenticating agent by manual signature, this Global Security shall be not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

HSBC Holdings plc,
as Issuer

By

Dated:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities of a series issued under the within-mentioned Indenture.

The Bank of New York Mellon,
as Trustee

By
Authorized Signatory

Dated:

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REVERSE OF GLOBAL SECURITY

US$500,000,000

5.250% SUBORDINATED NOTES DUE 2044

This Global Security is one of a duly authorized issue of Debt Securities issued and to be issued in one or more series under and governed by an Indenture dated as of March 12, 2014, by and among the Issuer, The Bank of New York Mellon, as trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and HSBC Bank USA, National Association, as Registrar, Paying Agent and Exchange Rate Agent (the “Agent,” which term includes any successor Registrar, Paying Agent or Exchange Rate Agent) (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated as of March 12, 2014, by and among the Issuer, the Trustee and the Agent (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Holders and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.

The rights of Holders of the Debt Securities will, in the event of the winding up of the Issuer, to the extent more fully set out in the Indenture, be subordinated and subject in right of payment to the prior payment in full of all claims of creditors of the Issuer except creditors in respect of any liability of the Issuer however arising for the payment of money, the right to payment of which by the Issuer by the terms thereof is, or is expressed to be, subordinated in the event of a winding up of the Issuer to the claims of all or any of the creditors of the Issuer, and creditors in respect of debt securities with no maturity issued pursuant to a separate indenture between the Issuer and a trustee.

Under the terms of the Indenture, the Debt Securities of any series may be redeemed, in whole but not in part, at the Issuer’s option, at a redemption price equal to 100% of the principal amount, together with accrued but unpaid interest, if any, in respect of such Debt Securities to (but excluding) the date fixed for redemption, on not less than 30 nor more than 60 days’ notice, if, at any time, the Issuer shall determine either that (i) a Tax Event has occurred; provided, however, that no notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obliged to pay Additional Amounts were a payment in respect of such Debt Securities then due; or (ii) a Capital Disqualification Event has occurred. Notwithstanding anything to the contrary in the Indenture or the Debt Securities, (a) the Issuer may only redeem or purchase the Debt Securities prior to Maturity if the Issuer has obtained the Relevant Supervisory Consent and (b) prior to the fifth anniversary of the Issue Date, if the Relevant Rules so oblige, the Issuer may only redeem or purchase the Debt Securities in the case of a Special Event if the Issuer has demonstrated to the satisfaction of the Lead Regulator applicable to the Issuer that the Special Event was not reasonably foreseeable at the Issue Date.

A “Capital Disqualification Event” shall be deemed to have occurred if the Issuer determines, in good faith and after consultation with the Lead Regulator applicable to the Issuer, at any time after the Issue Date, that by reason of the non-compliance with the applicable criteria for Tier 2 capital (as defined in the Capital Instruments Regulations), the Debt Securities are excluded fully from the Issuer’s Tier 2 capital (excluding for these purposes any non-recognition due to any applicable limitations on the amount of such capital of the Issuer).

“Capital Instruments Regulations” means any regulatory capital rules, regulations or standards which are in the future applicable to the Issuer (on a solo or consolidated basis and including any implementation thereof or supplement thereto by the UK Prudential Regulation Authority or any successor institution (the “PRA”) from time to time) and which lay down the requirements to be fulfilled by financial instruments for inclusion in our regulatory capital (on a solo or consolidated basis) as required by (i) the CRR and/or (ii) the CRD, including (for the avoidance of doubt) any regulatory technical standards issued by the European Banking Authority.

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“CRD” means directive 2013/36/EU of the European Parliament and of the Council of June 26, 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 2002/87/EC and repealing Directives 2006/48/EC and 2006/49/EC, and any successor directive.

“CRD IV” means, taken together, (i) the CRR, (ii) the CRD and (iii) the Capital Instruments Regulations.

“CRR” means regulation (EU) No 575/2013 of the European Parliament and of the Council of June 26, 2013 on prudential requirements for credit institutions and investment firms, and any successor regulation.

“Lead Regulator applicable to the Issuer” means the PRA or any successor entity primarily responsible for the prudential supervision of the Issuer.

“Relevant Rules” means the capital requirement rules from time to time as applied by the Lead Regulator applicable to the Company and as amended from time to time, including by virtue of the implementation of CRD IV and/or the RRD.

“Relevant Supervisory Consent” means as (and to the extent) required, a consent or waiver to, or, following the giving of any required notice, the receipt of no objection to, the relevant redemption or purchase from the Lead Regulator applicable to the Issuer.

“RRD” means the legislative proposal, as published on June 6, 2012 by the European Commission, for a directive providing for the establishment of an EU-wide framework for the recovery and resolution of credit institutions and investment firms, known as the Recovery and Resolution Directive, which has been subsequently subject to amendment, including as revised on December 18, 2013, but has not yet been adopted.

A “Special Event” means either a Capital Disqualification Event or a Tax Event.

A “Tax Event” shall be deemed to have occurred with respect to the Debt Securities if the Issuer has or will or would, but for redemption, become obliged to pay Additional Amounts as a result of any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority thereof or therein having power to tax (including any treaty to which the United Kingdom is a party), or any change in the application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after March 5, 2014.

If an Event of Default with respect to the Debt Securities of this series shall occur and be continuing, the principal of all of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture provides that in certain circumstances such declaration and its consequences may be rescinded and annulled by the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of such series. If a Default with respect to Debt Securities of this series occurs and is continuing, the Trustee may pursue certain remedies as set forth in the Indenture. The Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of this series may waive any past event of default or any past default under the Indenture or the Debt Securities of this series except a default in the payment of principal of or any installment of interest on any of the Debt Securities of such series or in respect to a covenant or provision which under the Indenture cannot be modified or amended without the consent of the Holder of this Debt Security, and any such consent or waiver shall bind every future Holder of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security or such other Debt Securities.

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The Indenture contains provisions permitting the Issuer and the Trustee (i) without the consent of the Holders of any Debt Securities issued under the Indenture to execute one or more supplemental indentures for certain enumerated purposes, such as to cure any ambiguity or to secure the Debt Securities, and (ii) with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of each series of Debt Securities affected thereby, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Holders under the Indenture; provided that, with respect to certain enumerated provisions, no such supplemental indenture may be entered into without the consent of the Holder of each Outstanding Debt Security affected thereby. The Indenture also permits the Holders of at least a majority in aggregate principal amount of the Outstanding Debt Securities of each series to be affected, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Issuer with certain restrictive provisions of the Indenture. Any such consent or waiver by the Holder of this Global Security shall bind every future Holder of this Global Security and of any Global Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Security or such other Global Securities.

Subject to the terms of the Indenture, the Depositary may surrender this Global Security or any portion hereof in exchange, in whole or in part, for definitive Debt Securities, of this series in registered form and the Registrar, acting on behalf of the Issuer, shall authenticate and deliver in exchange for this Global Security or the portions thereof to be exchanged, an equal aggregate face amount of definitive Debt Securities (duly countersigned) in the numbers and in the names advised by the Depositary.

By its acquisition of the Debt Securities, each Holder and beneficial owner of the Debt Securities: (i) acknowledges and agrees that the exercise of the UK Bail-in Power by the relevant UK resolution authority with respect to the Debt Securities shall not give rise to a Default or Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”); (ii) to the extent permitted by the Trust Indenture Act, waives any and all claims against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee will not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the UK Bail-in Power by the relevant UK resolution authority with respect to the Debt Securities; (iii) acknowledges and agrees that, upon the exercise of any UK Bail-in Power by the relevant UK resolution authority, (a) the Trustee shall not be required to take any further directions from Holders under Section 5.12 of the Base Indenture and (b) none of the Base Indenture or the Supplemental Indenture shall impose any duties upon the Trustee whatsoever with respect to the exercise of any UK Bail-in Power by the relevant UK resolution authority; (iv) shall be deemed to have authorized, directed and requested The Depository Trust Company (“DTC”) and any direct participant in DTC or other intermediary through which it holds such Debt Securities to take any and all necessary action, if required, to implement the exercise of any UK Bail-in Power with respect to the Debt Securities as it may be imposed, without any further action or direction on the part of such Holder or beneficial owner of the Debt Securities; and (v) no repayment of the principal amount of the Debt Securities or payment of interest on the Debt Securities will become due and payable after the exercise of any UK Bail-in Power by the relevant UK resolution authority unless, at the time that such repayment or payment, respectively, is scheduled to become due, such repayment or payment would be permitted to be made by the Issuer under the laws and regulations of the United Kingdom and the European Union applicable to the Issuer. Notwithstanding Clause (iii), if, following the completion of the exercise of the UK Bail-in Power by the relevant UK resolution authority, the Debt Securities remain outstanding (for example, if the exercise of the UK Bail-in Power results in only a partial write down of the principal of the Debt Securities), then the Trustee’s duties under the Indenture shall remain applicable with respect to the Debt Securities following such completion to the extent the Issuer and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Indenture; provided, however, that notwithstanding the exercise of the UK Bail-in Power by the

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relevant UK authority, there shall at all times be a trustee hereunder pursuant to, and in accordance with, Section 6.09 of the Indenture and the resignation and/or removal of the Trustee and the appointment of a successor trustee shall continue to be governed by Sections 6.10 and 6.11 of the Indenture, respectively, including to the extent no supplemental indenture or amendment to this Supplemental Indenture is agreed upon.

In addition to the right to enter into supplemental indentures pursuant to Sections 9.01 and 9.02 of the Base Indenture, the Issuer and the Trustee may enter into one or more indentures supplemental to the Indenture to modify and amend the terms of the Indenture or the Debt Securities, without the further consent of any Holders, to the extent necessary to give effect to the exercise by the relevant UK resolution authority of the UK Bail-in Power.

EACH HOLDER OR BENEFICIAL OWNER OF THE DEBT SECURITIES THAT ACQUIRES ITS DEBT SECURITIES IN THE SECONDARY MARKET SHALL BE DEEMED TO ACKNOWLEDGE AND AGREE TO BE BOUND BY AND CONSENT TO THE SAME PROVISIONS SPECIFIED IN THE INDENTURE TO THE SAME EXTENT AS THE HOLDERS AND BENEFICIAL OWNERS OF THE DEBT SECURITIES THAT ACQUIRE THE DEBT SECURITIES UPON THEIR INITIAL ISSUANCE, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO THE ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND BY AND CONSENT TO THE TERMS OF THE DEBT SECURITIES RELATED TO THE UK BAIL-IN POWER.

Upon the exercise of the UK Bail-in Power by the relevant UK resolution authority with respect to the Debt Securities, the Issuer shall provide a written notice to DTC as soon as practicable regarding such exercise of the UK Bail-in Power for purposes of notifying Holders of such occurrence. The Issuer shall also deliver a copy of such notice to the Trustee for information purposes.

Upon the exercise of any UK Bail-in Power by the relevant UK resolution authority that results in the reduction or cancellation of all, or a portion, of the principal amount of this Global Security and/or the conversion of all, or a portion, of the principal amount of this Global Security into shares or other securities or other obligations of the Company or another person, the portion of the principal amount hereof so reduced, cancelled and/or converted shall be endorsed by the Registrar on Schedule B hereto. The principal amount hereof shall be reduced for all purposes by the amount so reduced, cancelled and/or converted.

“UK Bail-in Power” means any statutory write-down and/or conversion power existing from time to time under any laws, regulations, rules or requirements relating to the resolution of credit institutions, investment firms and their parent undertakings incorporated in the United Kingdom in effect and applicable in the United Kingdom to the Issuer or its subsidiary undertakings including but not limited to the UK Banking Act 2009, as the same may be amended from time to time (whether pursuant to the UK Financial Services (Banking Reform) Act or otherwise), and any laws, regulations, rules or requirements which are implemented, adopted or enacted within the context of a European Union directive or regulation of the European Parliament and of the Council establishing a framework for the recovery and resolution of credit institutions, investment firms and their parent undertakings, pursuant to which obligations of a credit institution, investment firm, its parent undertaking or any of its affiliates can be cancelled and/or converted into shares or other securities or obligations of the obligor or any other person.

“relevant UK resolution authority” means any authority with the ability to exercise a UK Bail-in Power.

The Indenture and the Debt Securities may be amended and modified as provided in the Indenture.

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All terms used in this Global Security and not otherwise defined shall have the meanings ascribed to them in the Indenture.

The Indenture and the Debt Securities and the rights and duties of the Trustee and the Agent shall be governed by and construed in accordance with the law of the State of New York, except that matters relating to (i) the subordination provisions contained in Article Twelve of the Indenture (and the corresponding provisions in the Debt Securities), (ii) Section 5.01 of the Supplemental Indenture (and the corresponding provisions in the Debt Securities) and (iii) the authorization and execution by the Issuer of the Indenture and the Debt Securities shall be governed by, and construed in accordance with, the laws of England and Wales.

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SCHEDULE A

EXCHANGES FOR DEFINITIVE DEBT SECURITIES

The following exchanges of parts of this Global Security for Definitive Debt Securities have been made:

Date Made	Principal amount exchanged for Definitive Debt Securities	Remaining principal amount following such exchange

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SCHEDULE B

REDUCTION, CANCELLATION OR CONVERSION OF DEBT SECURITIES UPON THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY

Date Made	Principal amount reduced, cancelled and/or converted	Remaining principal amount following reduction, cancellation and/or conversion

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